Exhibit 99.1

Deloitte Touche Tohmatsu

ABN 74 490 121 060

Grosvenor Place

225 George Street

Sydney NSW 2000

PO Box N250 Grosvenor Place

Sydney NSW 1220 Australia

DX: 10307SSE

Tel: +61 (0) 2 9322 7000

Fax: +61 (0) 93225136

www.deloitte.com.au

The Directors

RESIMAC Limited

Level 9, 45 Clarence Street

Sydney, 2000 NSW

(the “Issuer”)

21 March 2016

Dear Directors,

Report of Factual Findings: RESIMAC Triomphe Trust – Premier Series 2016-1

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and nabSecurities LLC, National Australia Bank Limited, Citigroup Global Markets Australia Pty Limited and Lloyds Australia Limited (together, the “Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters (together the “Specified Parties”) the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) in respect of the proposed RESIMAC Triomphe Trust – Premier Series 2016-1 (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated 21 February 2016 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee, and its network of member firms, each of which is a legally separate and independent entity. Please see www.deloitte.com/au/about for a detailed description of the legal structure of Deloitte Touche Tohmatsu Limited and its member firms.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Touche Tohmatsu Limited

© 2016 Deloitte Touche Tohmatsu

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix 1 of this Report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

We understand that you may be asked by the Reserve Bank of Australia (RBA) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows:

“RESIMAC Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. RESIMAC Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Except to the extent provided in any Underwriter letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our Work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney, 21 March 2016

Appendix 1 of Agreed Upon Procedures Report – Factual Findings

The procedures we performed were divided into two parts, A&B.

For Procedures A and B, we agreed to perform certain procedures in respect of a sample of the loans selected from an electronic data file provided by you (the Pool) being the cut dated 10 February 2016 provided by you on 26 February 2016.

The procedures were performed using originals, scanned versions, photocopies or facsimiles of the relevant documents. We did not verify the authenticity, accuracy or completeness of these documents or files.

At your request, the sample size was determined using the binomial probability distribution based on the following parameters that you have provided to us: To provide 95% confidence for each attribute tested that the upper error limit in the population does not exceed 5% with 3 planned errors the selected sample is 153 loans.

A list of the loans selected is included in Appendix 2. All loan IDs are masked IDs.

PART A - Pool Procedures

We selected 153 loans from the Pool received from the Issuer (the Sample). Parts A and B were performed on each loan in the sample.

For each loan file in the sample we agreed the following electronic data fields in the Pool to the source documentation described below.

Procedure Performed	Factual Finding

• occupancy type, as per the “LOAN PURPOSE” field, to the loan	No exceptions noted
application. If not specified on the loan application, occupancy type will be deemed “OWNER OCCUPIED” if the residential and
security address are the same on the loan application.
• settlement date, as per the “SETTLEMENT DATE” field, to the date	No exceptions noted
of the compliance certificate;
• original loan amount, as per the “LOAN AMOUNT” field, to the	No exceptions noted
loan agreement and any loan variation agreements. A differences threshold of <$1000 determined by the Issuer is allowable as a non-
exception between the Pool and loan variation agreements as the amount noted therein is an estimate at the date of issuance.
• interest only period, as per the “END DATE FOR INTEREST	No exceptions noted
ONLY” field to the loan agreement or letter of variation;
• maturity date, as per the “MATURITY DATE” field, as being the	No exceptions noted
settlement date plus the term in the loan agreement;
• postcode of each of the security properties, as per the “1ST	No exceptions noted
SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD
SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH
SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the
relevant valuation reports or the loan mortgage insurance
documentation.
• valuation of each of the security properties, as per the “1ST	No exceptions noted
SECURITY VALUATION”, “2ND SECURITY VALUATION”,
“3RD SECURITY VALUATION”, “4TH SECURITY
VALUATION”, “5TH SECURITY VALUATION”, “6TH
SECURITY VALUATION” to the relevant valuation reports;
• security type of each security property as per the “1ST SECURITY	No exceptions noted
TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH
SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY
TYPE” to the relevant valuation reports based on the following classifications:
➢ Freestanding, Residential and Semi-Detached property
types are classified as a ‘House’ security type;
➢ Units and Villas are classified as a ‘Unit’ security type;
➢ Townhouses are classified as either a ‘Unit’ or ‘House’
security type;
➢ Detached Units are classified as a ‘House’; and
• mortgage insurer, where applicable, as per the “MORTGAGE	No exceptions noted
INSURER” field, to the mortgage insurance certificate.

PART B – Eligibility Criteria Procedures

For each loan in the sample we performed the following procedures:

Procedure Performed	Factual Finding

Procedures for selections that are security document
loans

For each of the relevant loans selected, obtained the loan
documentation and checked the following:
• by reference to the Preliminary Pool, the Current	No exceptions noted
LVR is not more than 95%
• that the Mortgage Insurance Policy, where	No exceptions noted
applicable, in respect of the selected loan:
i) expires on a date not before the maturity date of
the loan (“MATDAT” in the Preliminary Pool);
ii) is for the full amount of the loan (“LNAMT” in
the Preliminary Pool); and
iii) the mortgage insurance document is contained
in the security packet.
• that a Solicitors Compliance Certificate or Title	No exceptions noted
Insurance Settlement Confirmation in respect of the
selected loan is included in the security source
documents, or located on the Image Management
system at RESIMAC;

Procedure Performed	Factual Finding

Procedures for selections that are security document
loans
For each of the relevant loans selected, obtained the loan
documentation and checked the following:
• by reference to the Preliminary Pool, the Current	No exceptions noted
LVR is not more than 95%
• that the Mortgage Insurance Policy, where	No exceptions noted
applicable, in respect of the selected loan:
i) expires on a date not before the maturity date of
the loan (“MATDAT” in the Preliminary Pool);
ii) is for the full amount of the loan (“LNAMT” in
the Preliminary Pool); and
iii) the mortgage insurance document is contained
in the security packet.
• that a Solicitors Compliance Certificate or Title	No exceptions noted
Insurance Settlement Confirmation in respect of the
selected loan is included in the security source
documents, or located on the Image Management
system at RESIMAC;

Appendix 2: List of Sampled Loans

SAMPLE	UNIQUE ID	SAMPLE	UNIQUE ID	SAMPLE	UNIQUE ID
1	301378955	48	3013479	95	21251000
2	12931009	49	3013657	96	301378959
3	55842	50	274867	97	98791
4	301378680	51	54922	98	3117565
5	13514	52	223980	99	172548
6	301378939	53	30131919	100	23137
7	49535	54	273738	101	3013494
8	554814	55	301377518	102	83164
9	550060031	56	23632	103	23128
10	30131177	57	301376569	104	301379922
11	3013785	58	30131726	105	424717
12	5253	59	301373568	106	3955678
13	3074201	60	124320	107	52971
14	697914	61	273739	108	30131103
15	12244	62	30131621	109	55602
16	45001057	63	55220	110	301378952
17	301376746	64	457419	111	301378850
18	2528751	65	30131829	112	301378888
19	3117842	66	566212	113	301376780
20	35954	67	554834	114	301375651
21	3760125	68	4646190	115	699227
22	325012152	69	30613	116	172533
23	301380060	70	3013963	117	30131678
24	3117756	71	699245	118	5531955
25	301379017	72	301378900	119	301379924
26	23933	73	223994	120	75372
27	554819	74	3117793	121	69999
28	301378943	75	30131813	122	23581
29	3323	76	3117498	123	3013910
30	190934	77	274820304	124	21618
31	601920	78	190915	125	301375771
32	273781	79	30131599	126	301375345
33	218810335	80	190933	127	301376708
34	1336236	81	17261	128	301379948
35	27271	82	16325	129	1335498
36	23533	83	301374918	130	683058
37	30131701	84	23187	131	274115
38	301373799	85	301378594	132	31842
39	22393	86	683043	133	10833
40	54915	87	27377	134	3117691
41	424010	88	83146	135	6039271
42	301378839	89	30131578	136	51701066
43	85112	90	3661	137	3132222
44	3132227	91	3117796	138	5773
45	172555	92	4646174	139	13147
46	554711	93	226047	140	301378788
47	301378956	94	6039248	141	201529009

SAMPLE	UNIQUE ID	SAMPLE	UNIQUE ID	SAMPLE	UNIQUE ID
142	554828	146	190925	150	35920
143	172553	147	301378991	151	325018184
144	301378685	148	38763	152	75331
145	273761	149	30131783	153	274111

8